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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 30, 2005

                            THE GYMBOREE CORPORATION
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             (Exact name of registrant as specified in its charter)

             Delaware                   000-21250               942615258
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   (State or other jurisdiction      (Commission File         (IRS Employer
        of incorporation)                Number)           Identification No.)

          500 Howard Street, San Francisco, CA                   94105
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        (Address of principal executive offices)              (Zip Code)

        Registrant's telephone number, including area code (415) 278-7000


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          (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
     Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02      RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On May 18, 2005, The Gymboree Corporation issued a press release announcing certain financial information for the quarter ended April 30, 2005. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

     (c)       Exhibits

     99.1      Press release of The Gymboree Corporation issued May 18, 2005

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE GYMBOREE CORPORATION


Date:  May 18, 2005                     By:   /s/ Blair W. Lambert
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                                              Blair W. Lambert
                                              Chief Financial Officer and Chief
                                              Operating Officer

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                                  EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION

   99.1        Press release of The Gymboree Corporation issued May 18, 2005

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